                           As filed with the Securities
                             and Exchange Commission
                               on August 26, 1997

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

    Income Opportunities Fund 2000, Inc.
    P.O. Box 9011
    Princeton, New Jersey 08543-9011
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------
    (5) Total fee paid:

        ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------
    (3) Filing Party:

        ----------------------------------------------------------------------
    (4) Date Filed:

        ----------------------------------------------------------------------

                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               -----------------
                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                              -------------------
                                OCTOBER 9, 1997

TO THE STOCKHOLDERS OF INCOME OPPORTUNITIES FUND 2000, INC.:

    Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of Income Opportunities Fund 2000, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997 at 9:30 a.m. for the following purposes:

        (1) To elect a Board of Directors to serve for the ensuing year;

        (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

        (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 25, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                            By Order of the Board of Directors
                                            IRA P. SHAPIRO
                                            SECRETARY

Plainsboro, New Jersey
Dated: August 26, 1997

                                PROXY STATEMENT
                              -------------------
                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               -----------------
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                              -------------------
                                OCTOBER 9, 1997
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Income Opportunities Fund 2000, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997 at 9:30 a.m. The approximate mailing date of this Proxy Statement is August 28, 1997.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors to serve for the ensuing year, and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

    The Board of Directors has fixed the close of business on August 12, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 11,057,727 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Certain information concerning the nominees is set forth as follows:

                                                                           SHARES OF
                                                                         COMMON STOCK
                                                                          OF THE FUND
                                         PRINCIPAL OCCUPATIONS           BENEFICIALLY
                                        DURING PAST FIVE YEARS       DIRECTOR    OWNED AT
 NAME AND ADDRESS OF NOMINEE  AGE     AND PUBLIC DIRECTORSHIPS(1)    SINCE THE RECORD DATE
 ---------------------------- ---  --------------------------------- -- ---------------
 Joe Grills(1)(2)............ 62   Member of the Committee of        1994          0
   183 Soundview Lane                Investment of Employee Benefit
   New Canaan, Connecticut           Assets of the Financial
 06840                               Executives Institute ("CIEBA")
                                     since 1986; member of CIEBA's
                                     Executive Committee since 1988
                                     and its Chairman from 1991 to
                                     1992; Assistant Treasurer of
                                     International Business Machines
                                     Corporation ("IBM") and Chief
                                     Investment Officer of IBM
                                     Retirement Funds from 1986
                                     until 1993; Member of the
                                     Investment Advisory Committee
                                     of the State of New York Common
                                     Retirement Fund; Member of the
                                     Investment Advisory Committee
                                     of the Howard Hughes Medical
                                     Institute; Director, Duke
                                     Management Company and LaSalle
                                     Street Fund since 1995;
                                     Director, Kimco Realty
                                     Corporation since January 1997.
 Walter Mintz(1)(2).......... 68   Special Limited Partner of        1992          0
   1114 Avenue of the                Cumberland Associates
 Americas                            (investment partnership) since
   New York, New York 10036          1982.

                                                                           SHARES OF
                                                                         COMMON STOCK
                                                                          OF THE FUND
                                         PRINCIPAL OCCUPATIONS           BENEFICIALLY
                                        DURING PAST FIVE YEARS       DIRECTOR    OWNED AT
 NAME AND ADDRESS OF NOMINEE  AGE     AND PUBLIC DIRECTORSHIPS(1)    SINCE THE RECORD DATE
 ---------------------------- ---  --------------------------------- -- ---------------
 Robert S. Salomon,           60   Principal of STI Management       1996          0
 Jr.(1)(2)...................        (investment adviser); Director,
   106 Dolphin Cove Quay             Common Fund and the Norwalk
   Stamford, Connecticut             Community Technical College
 06902                               Foundation; Chairman and CEO of
                                     Salomon Brothers Asset
                                     Management from 1992 until
                                     1995; Chairman of Salomon
                                     Brothers equity mutual funds
                                     from 1992 until 1995; Director
                                     of Stock Research and U.S.
                                     Equity Strategist at Salomon
                                     Brothers from 1975 until 1991.
 Melvin R. Seiden(1)(2)...... 66   Director of Silbanc Properties,   1992          0
   780 Third Avenue                Ltd. (real estate, investment and
   Suite 2502                        consulting) since 1987;
   New York, New York 10017          Chairman and President of
                                     Seiden & de Cuevas, Inc.
                                     (private investment firm) from
                                     1964 to 1987.
 Stephen B. Swensrud(1)(2)... 64   Chairman of Fernwood Associates   1992          0
   24 Federal Street                 (financial consultants) since
   Suite 400                         1975.
   Boston, Massachusetts
 02110

                                                                           SHARES OF
                                                                         COMMON STOCK
                                                                          OF THE FUND
                                         PRINCIPAL OCCUPATIONS           BENEFICIALLY
                                        DURING PAST FIVE YEARS       DIRECTOR    OWNED AT
 NAME AND ADDRESS OF NOMINEE  AGE     AND PUBLIC DIRECTORSHIPS(1)    SINCE THE RECORD DATE
 ---------------------------- ---  --------------------------------- -- ---------------
 Arthur Zeikel(1)(3)......... 65   President of Fund Asset           1992          0
   P.O. Box 9011                     Management, L.P. ("FAM") (which
   Princeton, New Jersey             term as used herein includes
 08543-9011                          its corporate predecessors)
                                     since 1977; President of MLAM
                                     (which term as used herein
                                     includes its corporate
                                     predecessors) since 1977;
                                     President and Director of
                                     Princeton Services, Inc.
                                     ("Princeton Services") since
                                     1993; Executive Vice President
                                     of Merrill Lynch & Co., Inc.
                                     ("ML&Co.") since 1990; Director
                                     of Merrill Lynch Funds
                                     Distributor, Inc. ("MLFD")
                                     since 1977.

------------------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of the Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

    COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the year ended December 31, 1996, the Board of Directors and the Audit Committee each held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member the total number of meetings of the Audit Committee held during such period.

    INTERESTED PERSONS. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (I.E., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 4 disclosing the purchase of 2,600 shares of Common Stock of the Fund on November 6, 1996 and 5,000 shares of Common Stock of the Fund on November 15, 1996 by Terry K. Glenn, the Fund's Executive Vice President, was inadvertently filed late. A Form 4 was filed on behalf of Mr. Glenn on December 11, 1996.

    COMPENSATION OF DIRECTORS. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment (each a "non-affiliated Director") adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $38,890 for the year ended December 31, 1996.

    The following table sets forth for the fiscal year ended December 31, 1996 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                             PENSION OR RETIREMENT    AGGREGATE COMPENSATION FROM
                                                              BENEFITS ACCRUED AS          FUND AND FAM/MLAM
                                             COMPENSATION            PART                ADVISED FUNDS PAID TO
             NAME OF DIRECTOR                  FROM FUND       OF FUND EXPENSES                DIRECTORS
-------------------------------------------  -------------  -----------------------  -----------------------------
Joe Grills(1)                                  $   8,000                None                  $   167,000
Walter Mintz(1)                                $   8,000                None                  $   164,000
Robert S. Salomon, Jr.(1)                      $   7,500                None                  $   187,167
Melvin R. Seiden(1)                            $   8,000                None                  $   164,000
Stephen B. Swensrud(1)                         $   7,000                None                  $   154,250

------------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); and Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

    OFFICERS OF THE FUND. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                                    OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                 OFFICE            AGE         SINCE
--------------------------------------------------------------------------------  -----------------      ---      -----------
Arthur Zeikel...................................................................  President                  65         1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.
Terry K. Glenn..................................................................  Executive Vice             56         1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President   President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.
Joseph T. Monagle, Jr...........................................................  Senior Vice                49         1997
  Senior Vice President of FAM and MLAM since 1990.                               President
Jeffrey B. Hewson...............................................................  Vice President             46         1992
  Vice President of MLAM since 1989; Portfolio Manager of MLAM since 1985.
Gregory M. Maunz................................................................  Vice President             44         1992
  Vice President of MLAM since 1985 and Portfolio Manager since 1984.
Donald C. Burke.................................................................  Vice President             37         1993
  Vice President and Director of Taxation of MLAM since 1990.

                                                                                                                    OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                 OFFICE            AGE         SINCE
--------------------------------------------------------------------------------  -----------------      ---      -----------
Gerald M. Richard...............................................................  Treasurer                  48         1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.
Ira P. Shapiro..................................................................  Secretary                  34         1996
  Vice President of FAM and MLAM since 1997; Attorney associated with FAM and
  MLAM since 1993. Prior to 1993, Mr. Shapiro was an attorney in private practice.

    SHARE OWNERSHIP. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    E&Y also acts as independent auditors for several other investment companies for which FAM and its affiliate, MLAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

    Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

    In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    Approval of Items 1 and 2 will require the affirmative vote of the holders of a majority of the Fund's Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted.

    Broker-dealer firms, including Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares in the same proportions as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

    The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

    The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1996 to any stockholder upon request. Such requests should be directed to Income Opportunities Fund 2000, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Ira P. Shapiro, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

    If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 28, 1998.

                                            By Order of the Board of Directors
                                            IRA P. SHAPIRO
                                            SECRETARY

Dated: August 26, 1997

                                   COMMON STOCK
                       INCOME OPPORTUNITIES FUND 2000, INC.
                                   P.O. BOX 9011
                         PRINCETON, NEW JERSEY 08543-9011

                                     P R O X Y

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 2000, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the annual meeting of stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                              (Continued and to be signed on the reverse side)

1. To elect a Board          FOR all nominees              WITHHOLD AUTHORITY
   of Directors to serve     listed below                  to vote for all
   for the ensuing year.     (except as marked to          nominees listed
                             the contrary below) / /       below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
JOE GRILLS, WALTER MINTZ, ROBERT B. SALOMON, JR., MELVIN R. SEIDEN,
STEPHEN B. SWENSRUD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year

   FOR  / /        AGAINST  / /        ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated: _______________________________________________________________, 1997

X __________________________________________________________________________
                                  Signature
X __________________________________________________________________________
                          Signature, if held jointly

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK. DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.